UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)         August 23, 2004
                                                     --------------------------

                      Cell Tech International Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-21015                                   22-3345046
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   (Commission File Number)              (IRS Employer Identification No.)


 565 CENTURY COURT, KLAMATH FALLS, OREGON                          97061
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 (Address of Principal Executive Offices)                       (Zip Code)

                                 (541) 882-5406
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
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     |_| Written communications pursuant to Rule 425 under the Securities Act
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     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
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     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 8.01         OTHER EVENTS

With respect to the suit captioned Kollman v. Cell Tech International Incorporated, et al. brought in the Circuit Court for the State of Oregon for Klamath County (Case No. 02-03774CV) in which Cell Tech International Incorporated (the "Company"), Marta C. Carpenter, a principal stockholder of the Company and its President and Chief Executive Officer, and Donald P. Hateley, the Chairman of the Board of Directors, were named as defendants, on August 23, 2004, a jury reached a verdict against the defendants in the aggregate amount of approximately $280 million.

The case was initiated by Daryl Kollman, one of the Company's principal shareholders. Mr. Kollman made several direct and derivative claims against the Company, Ms. Carpenter, and Mr. Hateley. First, Mr. Kollman alleged that the Company breached its obligation to register certain shares of the Company's common stock. Second, Mr. Kollman claimed that Ms. Carpenter and Mr. Hateley breached their fiduciary duties with respect to the plaintiff, the Company and/or its minority shareholders. It is expected that judgment will be entered within the next two weeks. Although the Company intends to file post-trial motions and an appeal opposing the verdict, it cannot predict the success of these motions. The Company anticipates that the final judgment will have a material adverse impact upon its financial condition, cash flow, or results of operations.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CELL TECH INTERNATIONAL INCORPORATED


 DATE: AUGUST 27, 2004

                              By: /s/ Marta C. Carpenter
                                  ------------------------------
                              Name: Marta C.Carpenter
                              Title:  President and Chief Executive Officer